Exhibit 99.1

Ra Medical Systems Reports Second Quarter 2022 Financial Results

CARLSBAD, Calif. (August 15, 2022) – Ra Medical Systems, Inc. (NYSE American: RMED) (“Ra Medical” or the “Company”) reports financial results for the three and six months ended June 30, 2022 and provides a business update.

“We are continuing to pursue a potential merger with a privately held company, Catheter Precision, Inc. (“Catheter Precision”), which would give our shareholders exposure to Catheter Precision’s innovative medical devices to improve the treatment of cardiac arrhythmias while allowing the combined company to explore funding for the Catheter Precision devices through the public capital markets,” said Ra Medical CEO Will McGuire. “Although consummating the merger with Catheter Precision is our priority, our board of directors continues to review other strategic alternatives that could result in changes to our business strategy and future operations, with a goal of maximizing shareholder value.”

On July 22, 2022, the Company disclosed the signing on June 18, 2022 of a non-binding summary of proposed terms (the “Term Sheet”) to acquire 100% of the outstanding equity interests of Catheter Precision (the “Merger”).

Ra Medical cannot provide any commitment as to the timing of a determination or the strategy the Company may adopt if the Company is unable to consummate the Merger and may be required to dissolve the Company or pursue other strategic transactions. Because of the significant uncertainty regarding Ra Medical’s future plans, the Company is not able to accurately predict the impact of a potential change in its business strategy and future funding requirements. The Merger is also subject to specified conditions precedent that must be satisfied or waived, including certain conditions precedent that are subject to the approval or consent of third parties. The Company cannot assure that all of the conditions precedent will be satisfied or waived or that it will receive any of the required third party consents or approvals or able to satisfy or waive all the conditions precedent to consummate the Merger. If the conditions precedent are not satisfied or waived in a timely manner or at all, the Merger may not occur or may be delayed, and the Company may lose some or all of the intended benefits of the proposed Merger with Catheter Precision.

Additional information regarding the Ra Medical non-binding Term Sheet with Catheter Precision is available in a Form 8-K filed on July 22, 2022 with the Securities and Exchange Commission (the “SEC”).

Second Quarter Financial Highlights

Revenues for the second quarter of 2022 consisted of product sales of $5,000, compared with product sales of $9,000 for the second quarter of 2021.

Cost of revenues for the second quarter of 2022 was $66,000, compared with $0.5 million for the second quarter of 2021.

Selling, general and administrative expenses (SG&A) for the second quarter of 2022 were $2.5 million, which included $0.1 million in stock-based compensation, compared with $3.4 million for the second quarter of 2021, which included $0.5 million in stock-based compensation. Research and development (R&D) expenses for the second quarter of 2022 were $2.4 million, which included $19,000 in stock-based compensation, compared with $2.8 million for the second quarter of 2021, which included $0.1 million in stock-based compensation.

During the second quarter of 2022, the Company recorded restructuring and impairment charges of $3.5 million for expenses related to the reduction in force, impairment of property and equipment, inventory obsolescence charges and the write-off of R&D supplies in June 2022. There were no comparable charges in the prior-year period.

The loss from continuing operations for the second quarter of 2022 was $8.4 million, or $0.26 per share on 32.2 million weighted-average shares outstanding. This compared with a loss from continuing operations for the second quarter of 2021 of $4.7 million, or $1.15 per share on 4.1 million weighted-average shares outstanding. Loss from discontinued operations for the second quarter of 2021 was $0.5 million. There was no comparable charge in the second quarter of 2022.

Adjusted EBITDA for the second quarter of 2022 was negative $4.7 million, compared with negative $5.8 million for the second quarter of 2021. Adjusted EBITDA is a non-GAAP measure presented as loss from continuing operations before depreciation and amortization expense, interest income, interest expense, income tax expense, stock-based compensation, gain on extinguishment of promissory note, restructuring and impairment charges and loss (gain) on sales and disposals of property and equipment. For additional information regarding the non-GAAP financial measures discussed in this news release, please see "Non-GAAP Reconciliations" below.

Six Month Financial Highlights

Revenues for the first six months of 2022 consisted of product sales of $14,000, compared with product sales for the first six months of 2021 of $13,000.

Cost of revenues for the first six months of 2022 was $0.2 million, compared with $1.0 million for the first six months of 2021.

SG&A expenses for the first six months of 2022 were $4.8 million, which included $0.2 million in stock-based compensation, compared with $7.1 million for the first six months of 2021, which included $1.5 million in stock-based compensation. R&D expenses for the first six months of 2022 were $5.5 million, which included $68,000 in stock-based compensation, compared with $5.6 million for the first six months of 2021, which included $0.2 million in stock-based compensation.

For the six months ended June 30, 2022, the Company recorded restructuring and impairment charges of $3.5 million for expenses related to the reduction in force, impairment of property and equipment, inventory obsolescence charges and the write-off of R&D supplies in June 2022. There were no comparable charges in the prior-year period.

The loss from continuing operations for the first six months of 2022 was $13.9 million, or $0.53 per share on 26.1 million weighted-average shares outstanding, compared with a loss from continuing operations for the first six months of 2021 of $11.6 million, or $3.31 per share on 3.5 million weighted-average shares outstanding.

Adjusted EBITDA for the first six months of 2022 was negative $9.8 million, compared with negative $11.8 million for the first six months of 2021.

Ra Medical reported cash and cash equivalents of $11.1 million as of June 30, 2022.

Non-GAAP Financial Measures

Ra Medical has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three and six month periods ended June 30, 2022 and 2021. EBITDA and Adjusted EBITDA are performance measures that provide supplemental information management believes is useful to analysts and investors to evaluate Ra Medical’s ongoing results of operations, when considered alongside other GAAP measures. These measures are intended to aid investors in better understanding Ra Medical’s current financial performance and prospects for the future as seen through management. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Management believes that these non-GAAP financial measures facilitate comparisons with Ra Medical’s historical results and with the results of peer companies who present similar measures (although other companies may define non-GAAP measures differently than we define them, even when similar terms are used to identify such measures). Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Ra Medical encourages investors to carefully consider its results under U.S. GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between U.S. GAAP and non-GAAP operating results are presented in the accompanying tables of this news release.

Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business. Ra Medical defines EBITDA as our GAAP loss from continuing operations as adjusted to exclude depreciation and amortization, interest income, interest expense and income tax expense. Ra Medical defines Adjusted EBITDA as EBITDA adjusted to exclude stock-based compensation, gain on extinguishment of promissory note, restructuring and impairment charges and loss (gain) on sales and disposals of property and equipment.

About Ra Medical Systems

Ra Medical Systems, Inc. is a medical device company that owns intellectual property related to an advanced excimer laser-based platform for use in the treatment of vascular immune-mediated inflammatory diseases. Its excimer laser and single-use catheter system, together referred to as the DABRA Excimer Laser System is used as a tool in the treatment of peripheral artery disease.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Ra Medical’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Ra Medical’s future expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, statements concerning the proposed Merger with Catheter Precision, Ra Medical’s future financial performance and Ra Medical’s ability to conserve capital and maximize any strategic opportunity. Ra Medical’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the outcome of any legal proceedings that may be instituted against the Company, Catheter Precision, the combined company following the Merger, if consummated, or others following an announcement of the merger agreement, if entered into, relating to the proposed Merger, any ancillary agreements contemplated thereby and the transactions contemplated thereby; (iii) the inability to issue to obtain any necessary stockholder approvals for the Merger, any securities issued in connection therewith, or any transactions contemplated thereby; (iv) the Company’s inability to satisfy or have waived the conditions precedent to the closing of the Merger; (v) changes to the structure of the proposed Merger that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Merger; (vi) the ability to meet stock exchange listing standards following the consummation of the proposed Merger, if effected; (vii) the risk that the proposed Merger transaction disrupts current plans and operations of the Company or diverts management’s attention from the Company’s ongoing business operations and potential difficulties in the Company’s operations as a result of the announcement and consummation of the proposed Merger; (viii) the ability to recognize the anticipated benefits of the proposed Merger, if consummated; (ix) costs related to the proposed Merger, if consummated; (x) changes in applicable laws or regulations; (xi) the possibility that the Company or the combined company following the Merger, if consummated, may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xii) the combined company’s estimates following the Merger, if consummated, of expenses and profitability; (xiii) the evolution of the markets in which the combined company following the Merger, if consummated, would compete; (xiv) the ability of the Company or the combined company following the Merger, if consummated, to implement its strategic initiatives and continue to innovate its existing products; (xv) the ability of the combined company following the Merger, if consummated, to defend its intellectual property and satisfy regulatory requirements; (xvi) the ability of the Company or the combined company following the Merger, if consummated, to issue equity or equity-linked securities in connection with the proposed Merger or in the future; (xvi) the impact of the COVID-19 pandemic on the Company’s or the combined company’s business following the Merger, if consummated; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s prospectus, dated February 4, 2022 and prospectus supplement dated July 22, 2022 relating to its public offering of units and other documents filed and to be filed by the Company with the SEC, and in the Company’s Current Report on Form 8-K filed on July 22, 2022, and other information affecting Ra Medical’s business and operating results is contained in Ra Medical’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and in its other filings with the Securities and Exchange Commission. Additional information is also set forth in Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on March 24, 2022, and as amended on July 13, 2022. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and Catheter Precision assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor Catheter Precision gives any assurance that either the Company or Catheter Precision will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or Catheter Precision or any other person that the events or circumstances described in such statement are material.

Ra Medical investors and others should note that we announce material information to the public about the company through a variety of means, including our website (www.ramed.com), our investor relations website (https://ir.ramed.com/), press releases, SEC filings and public conference calls in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Disclaimer

This Current Report relates to a proposed business combination between the Company and Catheter Precision. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contact:

LHA Investor Relations

Jody Cain

310-691-7100

jcain@lhai.com

Ra Medical Systems, Inc.

Condensed Balance Sheets

(Unaudited)

(in thousands, except par value data)

	June 30, 2022	December 31, 2021
ASSETS
Current Assets
Cash and cash equivalents	$11,128	$15,045
Accounts receivable, net	17	21
Inventories	43	986
Prepaid expenses and other current assets	1,144	1,037
Total current assets	12,332	17,089
Property and equipment, net	38	1,809
Operating lease right-of-use assets	1,967	2,110
Other long-term assets	36	36
TOTAL ASSETS	$14,373	$21,044
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$487	$988
Accrued expenses	1,970	4,119
Current portion of operating lease liability	297	283
Total current liabilities	2,754	5,390
Operating lease liability	1,828	1,981
Total liabilities	4,582	7,371
Stockholders’ Equity
Preferred stock, $0.0001 par value; 10,000 shares authorized; no shares issued	—	—
Common stock, $0.0001 par value; 300,000 shares authorized; 32,279 and 7,010 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	10	8
Additional paid-in capital	201,996	191,937
Accumulated deficit	(192,215)	(178,272)
Total stockholders’ equity	9,791	13,673
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$14,373	$21,044

RA MEDICAL SYSTEMS, INC.

Condensed Statements of Operations

(in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues
Product sales	$5	$9	$14	$13
Cost of revenues
Product sales	11	344	42	608
Service and other	55	176	119	359
Total cost of revenues	66	520	161	967
Gross loss	(61)	(511)	(147)	(954)
Operating expenses
Selling, general and administrative	2,476	3,398	4,778	7,075
Research and development	2,396	2,829	5,511	5,579
Restructuring and impairment	3,527	—	3,527	—
Total operating expenses	8,399	6,227	13,816	12,654
Operating loss	(8,460)	(6,738)	(13,963)	(13,608)
Other income, net	12	2,019	20	2,012
Loss from continuing operations before income taxes	(8,448)	(4,719)	(13,943)	(11,596)
Income taxes	—	—	—	—
Loss from continuing operations	(8,448)	(4,719)	(13,943)	(11,596)
Discontinued operations
Loss from discontinued operations before income taxes	—	(530)	—	(889)
Income taxes	—	—	—	—
Loss from discontinued operations	—	(530)	—	(889)
Net loss	$(8,448)	$(5,249)	$(13,943)	$(12,485)
Net loss per share, basic and diluted
Continuing operations	$(0.26)	$(1.15)	$(0.53)	$(3.31)
Discontinued operations	—	(0.13)	—	(0.25)
Total net loss per share, basic and diluted	$(0.26)	$(1.28)	$(0.53)	$(3.56)

Weighted average number of shares used in computing net loss per share, basic and diluted	32,162	4,089	26,133	3,506

Ra Medical Systems, Inc.

Non-GAAP Reconciliations

(Unaudited)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Statements of Operations Data:	2022	2021	2022	2021
Loss from continuing operations	$(8,448)	$(4,719)	$(13,943)	$(11,596)
Depreciation and amortization	136	321	322	655
Interest income	(16)	(18)	(17)	(19)
Interest expense	—	(1)	—	7
EBITDA	(8,328)	(4,417)	(13,638)	(10,953)
Stock-based compensation	123	625	285	1,697
Restructuring and impairment	3,527	—	3,527	—
Loss (gain) on sales and disposals of property and equipment	8	8	44	(493)
Gain on extinguishment of promissory note	—	(2,023)	—	(2,023)
Adjusted EBITDA	$(4,670)	$(5,807)	$(9,782)	$(11,772)

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